Exhibit 10.7

ASSIGNMENT OF LEASE

THIS ASSIGNMENT made the 31st day of January 2002.

BETWEEN:

WESTLAND CAPITAL INC.

(the “Assignor”)

and

INDUSTRIAL MINERALS INCORPORATED

(the “Assignee”)

WHEREAS:

1.	By a lease dated September 10th, 1993 and registered on October 1, 1993 as Instrument Number 364704 in the Land Registry office of the County of Renfrew (the “Lease”). Her Majesty The Queen In Right Of The Province Of Ontario (the “Lessor”), leased under the Mining Act to Consolidated North Coast Industries Ltd. the premises (the “Premises”) known as Schedules “A-1” and “A-2” attached hereto, for a term of 21 years and subject to the terms and conditions set out therein.

2.	By Assignment of Lease dated December 21st, 2001 and registered in the Land Registry of the County of Renfrew on January 22, 2002 as Instrument No. R0429883, Great Basin Gold Ltd., as successor in interest to Consolidated North Coast Industries Ltd., assigned its interest in said lease to Paul C. McLean, Estate of Pierre G. Lacombe and Frank G. Tagliamonte, as owners of the premises as set out in Schedule “A” attached hereto, free of encumbrance;

3.	By Assignment of Lease dated January 31, 2002 and registered in the Land Registry Office of the County of Renfrew on March 4, 2002 as Instrument No. R429007, Paul C. McLean, Estate of Pierre G, Lacombe and Frank G. Tagliamonte, assigned their interest in said Lease to Westland Capital Inc., as owner of the premises as set out in Schedule “A” attached hereto, free of encumbrance.

4.	The Assignee has requested the Assignor to transfer the residue of the term of years and assign to it the lease:

NOW THEREFORE:

In consideration of $1.00, paid by the Assignee to the Assignor (the receipt of which is hereby acknowledged) the Assignor as beneficial owner hereby assigns to the Assignee the Assignor’s interest in the Premises together with the unexpired residue of the term of the Lease and all benefits to be derived form it subject to the payment of the rents and the observance and performance of the covenants, provisos, and conditions on the part of the lessee contained in the Lease.

WITNESS our hands and seals.

SIGNED, SEALED AND DELIVED in the presence of:

Westland Capital Inc.

/s/Richard West

Per:    Richard West
           Signing Authority
I have the authority to bind the corporation

Industrial Minerals Incorporated

/s/ Michael Stanek

Per: Michael Stanek
Title: Secretary/Treasurer
I have the authority to bind the Corporation